INCOME TAXES - Components of deferred taxes (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Deferred tax assets:
Net loss carryforward	$ 3,325	¥ 23,148	¥ 14,705
Accrued expenses	212	1,479	1,043
Bad debt expenses	10	70	85
Others	10	69	120
Valuation allowance	(3,557)	(24,766)	(15,953)
Deferred tax liabilities:
Long-lived assets arising from acquisition	(163)	(1,134)	(1,222)
Total deferred tax liabilities	$ (163)	¥ (1,134)	¥ (1,222)